                                                                    Exhibit 10.1

                          CLOSE CORPORATION AGREEMENT
                                       OF
                  COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.

     THIS CLOSE CORPORATION AGREEMENT of COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC. is entered into effective as of August 21, 1998, by and among Coaxial Communications of Central Ohio, Inc., an Ohio corporation, Coaxial LLC, a Delaware limited liability company, Coaxial DJM LLC, a Delaware limited liability company, and Coaxial DSM LLC, a Delaware limited liability company.

                  RECITALS

     Barry Silverstein is the sole member of Coaxial LLC, a Delaware limited liability company, Dennis McGillicuddy is the sole member of Coaxial DJM LLC, a Delaware limited liability company, and D. Stevens McVoy is the sole member of Coaxial DSM LLC, a Delaware limited liability company. The Existing Shareholders collectively own all the issued and outstanding shares of Central.

     Insight and the Existing Shareholders have entered into certain Management Agreements, providing for the management by Insight of the Existing Shareholders. Through its management of the Existing Shareholders, Insight possesses the right to direct the business and affairs of the Existing Shareholders with respect to certain specified matters, including certain indebtedness of the Existing Shareholders and the business and affairs of Central with respect to its interest in the Operating Company and certain indebtedness of Central.

     Central and the Existing Shareholders desire to enter into this Close Corporation Agreement to regulate certain aspects of the internal affairs of Central.

                  AGREEMENT

     In consideration of the mutual covenants and agreements set forth in this Agreement, the parties agree as follows.

          SECTION 1.  DEFINITIONS

     1.1  Terms Defined in this Section.

     The following terms, as used in this Agreement, have the meanings set forth in this Section:

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term "controls" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a

Person, whether through the ownership of voting securities, by contract, or otherwise. The terms "controlled by" and "under common control with" have meanings corresponding to the meaning of "controls."

     "Agreement" means this Close Corporation Agreement, as it may be amended from time to time.

     "Central" means Coaxial Communications of Central Ohio, Inc., an Ohio corporation.

     "Contribution Agreement" means the Contribution Agreement, dated as of June 30, 1998, between Central and Insight Communications Company, L.P. (which assigned its rights thereunder to Insight), as amended by an amendment thereto dated as of July 15, 1998 and as it may hereafter be amended from time to time in accordance with its terms.

     "Corporation Law" means the Ohio General Corporation Law, Sections 1701.01 et seq. of the Ohio Revised Code, and any successor statute.

     "Existing Shareholders" means Coaxial LLC, a Delaware limited liability company, Coaxial DJM LLC, a Delaware limited liability company, and Coaxial DSM LLC, a Delaware limited liability company.

     "Insight" means Insight Holdings of Ohio, LLC, a Delaware limited liability company.

     "Operating Agreement" means the Operating Agreement, dated as of August 21, 1998, among Central, Insight, and the Principals, with respect to the Operating Company.

     "Operating Company" means Insight Communications of Central Ohio, LLC, a Delaware limited liability company.

     "Person" means an individual, corporation, limited liability company, association, general partnership, limited partnership, limited liability partnership, joint venture, trust, estate, or other entity or organization.

     "Principals" means Barry Silverstein, Dennis McGillicuddy, and D. Stevens McVoy, and their respective permitted successors and assigns.

     "Senior Debt" means all obligations of Central and Phoenix Associates, a Florida general partnership, originally incurred under that certain Credit Agreement, dated November 15, 1994, among Central, Phoenix Associates, certain other parties, and the lenders named therein, as amended, as such obligations shall have been restructured in connection with the purchase thereof concurrently with the Closing (as defined in the Contribution Agreement), and every subsequent amendment, modification, restructuring, extension, renewal, or consolidation of any such obligations, and any obligation incurred in refinancing or replacement of or substitution for any such obligations.

     1.2  Terms Defined Elsewhere in this Agreement.

     For purposes of this Agreement, the following terms have the meanings set forth in the sections indicated:

Term                     Section
----                     -------
Indemnified Persons      Section 4.1
Reserved Matters         Section 3.2(a)


          SECTION 2.  CLOSE CORPORATION AGREEMENT

     2.1  General Intent.

     The Agreement is a "close corporation agreement" for purposes of Section 1701.591 of the Corporation Law. This Agreement and Central shall be governed under and in accordance with Section 1701.591 of the Corporation Law. This Agreement shall regulate the internal affairs of Central and the relations of the shareholders of Central among themselves to the extent set forth in this Agreement.

     2.2  Conflict with Other Documents.

     To the extent that the Articles of Incorporation or Code of Regulations of Central, as now in effect or as amended from time to time, shall be inconsistent with any provision of this Agreement, this Agreement shall, to the extent permitted by the Corporation Law, control. To the extent that the Articles of Incorporation and Code of Regulations of Central are not inconsistent with this Agreement, such Articles of Incorporation and Code of Regulations shall regulate the internal affairs of Central and the relations of the shareholders of Central among themselves.

     2.3  Amended Articles of Incorporation.

     The Existing Shareholders, acting in their capacity as shareholders of Central, have adopted an amendment to the Articles of Incorporation of Central, pursuant to Section 1701.71 of the Corporation Law and have caused such amendment to be filed with the Secretary of State of Ohio, pursuant to Section 1701.73 of the Corporation Law. A copy of the Articles of Incorporation of Central, as so amended, is attached to this Agreement as Exhibit A.

          SECTION 3.  CERTAIN RIGHTS OF SHAREHOLDERS

     3.1  Shareholder Approvals.

     Central will not take or agree to take any of the following actions without the affirmative vote of holders of a majority of the outstanding shares of
Central:
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          (a)  sell or issue any shares of Central or any option, warrant, or other debt or equity interest convertible into shares of Central;

          (b) engage in any transaction with the Operating Company, Insight, any successor to Insight as manager of any of the Existing Shareholders or as manager or member of the Operating Company, or any of their respective Affiliates;

          (c) engage in any business activity other than (i) the acquisition, ownership, holding, and disposition of membership interests in the Operating Company, and exercising all rights incident thereto, and (ii) the performance of its obligations under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Senior Debt or pursuant to which all or any part of the Senior Debt exists or is outstanding;

          (d)  amend any provision of its Articles of Incorporation;

          (e)  amend, alter, or repeal any provision of its Code of Regulations;

          (f)  purchase, redeem, or otherwise acquire any shares of Central;

          (g)  merge or consolidate with or into any other Person;

          (h)  liquidate or dissolve;

          (i)  acquire, by purchase or lease, any assets;

          (j) amend the Operating Agreement (including any amendment to the terms of the Preferred A Interest or the Preferred B Interest, each as defined in the Operating Agreement);

          (k) sell, assign, transfer, or otherwise dispose of, or pledge, hypothecate, or otherwise encumber all or any part of its assets, except (1) with respect to Central's membership interest in the Operating Company, as permitted by the Operating Agreement, and (2) with respect to the Assets (as defined in the Contribution Agreement), the contribution of such Assets to the Operating Company pursuant to the Contribution Agreement and the Operating Agreement;

          (l) incur or prepay, purchase, or redeem any indebtedness (including any Senior Debt);

          (m) agree to any reorganization, arrangement, or similar adjustment of its debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors;

          (n) enter into or amend any contract or other agreement, including any agreement with respect to the incurring or repayment of any indebtedness (including any Senior Debt);

          (o) take any action that would cause Central's election to be treated as an "S corporation" under the Internal Revenue Code to be terminated or revoked; or

          (p) hire any employee or independent contractor or pay any compensation to any of its officers or directors.

     3.2  Authority of the Board of Directors; Rights of Shareholders.

          (a) In accordance with Section 1701.59 of the Corporation Law, except as otherwise provided by law or in the Articles of Incorporation or Code of Regulations of Central, all of the authority of Central shall be exercised by or under the direction of the Board of Directors of Central, except for authority with respect to the following matters (the "Reserved Matters"):

               (i) preparing and filing all federal, state, local, and other tax returns and reports (including amended returns) required to be filed by Central;

               (ii) exercising, prosecuting, or enforcing any rights or claims of Central that are not contributed to the Operating Company pursuant to the Contribution Agreement;

               (iii) owning, operating, managing, and selling or otherwise disposing of any Excluded Asset (as defined in the Contribution Agreement);

               (iv) exercising, prosecuting, or enforcing any rights or claims of Central arising under the Contribution Agreement; and

               (v) any other matters that do not involve (A) Central's ownership of membership interests in the Operating Company and its exercise of any rights incident thereto, (B) Central's incurring of any Senior Debt and its performance of its obligations under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Senior Debt or pursuant to which all or any part of the Senior Debt exists or is outstanding, or (C) the initiation of any voluntary proceeding with respect to any reorganization, arrangement, or similar adjustment of Central's debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors.

          (b) Central and its officers and directors shall comply with any resolution adopted by the shareholders of Central, either at a meeting of the shareholders of Central or by written consent pursuant to Section 1701.54 of the Corporation Law, with respect to any of the Reserved Matters.

          (c) The shareholders of Central may, by resolution adopted at a meeting of the shareholders of Central or by written consent pursuant to Section 1701.54 of the Corporation Law, designate any individual (including any Principal) as an officer of Central with authority to act on behalf of Central with respect to any of the Reserved Matters. An individual designated as an officer of Central pursuant to this Section 3.2(c) shall not have authority to act on behalf of Central other than with respect to any of the Reserved Matters, except as such authority may be delegated to such officer from time to time by the Board of Directors of Central.

          (d) The shareholders of Central shall have the authority, by resolution adopted at a meeting of the shareholders of Central or by written consent pursuant to Section 1701.54 of the Corporation Law, to declare and cause Central to pay dividends to the same extent as the Board of Directors of Central.

     3.3  Agreements Not Impaired.

     Nothing in Section 3.1 or Section 3.2 shall impair or otherwise limit the application of:

          (a) any provision of the Operating Agreement by which the Principals agree to take certain actions, and to cause the Existing Shareholders to take certain actions, including the granting of necessary consents, approvals, and authorizations in connection with the refinancing of the Senior Debt and other transactions to be affected by Central;

          (b) any contractual obligations of Central under any agreement or other instrument, including any note or indenture, evidencing all or any part of the Senior Debt or pursuant to which all or any part of the Senior Debt exists or is outstanding; or

          (c) any provision of the Operating Agreement or the management agreements between Insight and the Existing Shareholders imposing limits on the authority of Insight, the Existing Shareholders, or the Principals with respect to the management of Central and the Operating Company; or

          (d) any provision of any agreement or other instrument, including any note or indenture, evidencing all or any part of the Senior Debt or pursuant to which all or any part of the Senior Debt exists or is outstanding, with respect to the management of Central and the Operating Company.

     3.4  Furnishing of Information.

     Central shall provide to each shareholder of Central any information and reports relating to its business and the financial condition of Central, the Operating Company, any other Person in which Central owns, directly or indirectly, an equity interest, that such shareholder may reasonably request. Central shall distribute to each shareholder of Central, promptly after the receipt thereof by Central, any financial or other information with respect to the Operating Company or any other Person in which Central owns, directly or indirectly, an equity interest.

     3.5  Exercise of Rights.

     None of the rights of the shareholders of Central under this Agreement may be exercised on behalf of any of the Existing Shareholders by Insight (or any successor-in-interest of Insight) in its capacity as manager of such Existing Shareholder, or otherwise, except to the extent that Insight (or its successor-in-interest) is expressly granted the authority to exercise such right on behalf of such Existing Shareholder pursuant to a management agreement executed by the member of such Existing Shareholder and filed with Central. In the absence of any such management agreement, any rights of the shareholders of Central under this Agreement may be exercised on behalf of any of the Existing Shareholders by the member thereof.

          SECTION 4.  INDEMNIFICATION

     4.1  Indemnification.

     Central shall indemnify, defend, and hold harmless each shareholder and its members, officers, and directors (all indemnified Persons being referred to as "Indemnified Persons" for purposes of this Section 4) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (including any action threatened or instituted by or in the right of Central), by reason of the fact that such shareholder is or was exercising any of the powers of a director, officer, employee, or agent of Central by virtue of the rights granted to such shareholder under this Agreement against expenses (including attorneys' fees, filing fees, court reporters' fees, and transcript costs), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such Indemnified Person in connection with such action, suit, or proceeding if the act or omission of the Indemnified Person giving rise to any claim for indemnification under this Section 4.1 was not occasioned by an intent to cause injury to Central or by a reckless disregard for the best interests or Central, and in respect of any criminal action or proceeding, such Indemnified Person had no reasonable cause to believe his or its conduct was unlawful. It shall be presumed that no act or omission of an Indemnified Person was occasioned by an intent to cause injury to Central or by a reckless disregard for the best interests of Central and, in respect to any criminal matter, that such Indemnified Person had no reasonable cause to believe his or its conduct was unlawful; the presumption recited in this Section 4.1 can be rebutted only by clear and convincing evidence, and the termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

     4.2  Court-Approved Indemnification.

     Anything contained in this Agreement or elsewhere to the contrary notwithstanding:

          (a) Central shall not indemnify any Indemnified Person who was a party to any completed action or suit instituted by or in the right of Central to procure a judgment in its favor in respect of any claim, issue, or matter asserted in such action or suit as to which such Indemnified Person shall have been adjudged to be liable for an act or omission occasioned by a deliberate intent to cause injury to Central or by a reckless disregard for the best interests of Central, unless and only to the extent that the Court of Common Pleas of Franklin County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, such Indemnified Person is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

          (b) Central shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 4.2.

     4.3  Determination Required.

     Any indemnification required under Section 4.1 and not precluded under
Section 4.2 shall be made by Central only upon a determination that such indemnification is proper in the circumstances because the Indemnified Person has met the applicable standard of conduct set forth in Section 4.1. Such determination may be made only (a) by a majority vote of a quorum consisting of directors of Central who were not and are not parties to, or threatened with, any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for Central, or any Person to be indemnified, within the past five years, or (c) by the shareholders, or (d) by the Court of Common Pleas of Franklin County, Ohio or (if Central is a party thereto) the court in which such action, suit, or proceeding was brought, if any; any such determination may be made by a court under clause (d) of this Section 4.3 at any time, including any time before, during, or after the time when any such determination may be requested of, be under consideration by, or have been denied or disregarded by the disinterested directors under clause (a) or by independent legal counsel under clause (b) or by the shareholders under clause (c) of this Section 4.3; and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under clause (a) or by independent legal counsel under clause (b) or by the shareholders under clause (c) of this Section 4.3 shall be evidence in rebuttal of the presumption recited in Section 4.1. Any determination made by the disinterested directors under clause (a) or by independent legal counsel under clause (b) of this Section 4.3 to make indemnification in respect of any claim, issue, or matter asserted in an action or suit threatened or brought by or in the right of Central shall be promptly communicated to the Person who threatened or brought such action or suit, and within ten days after receipt of such notification such Person shall have the right to petition the Court of Common Pleas of Franklin County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

     4.4  Indemnification for Expenses.

          (a) Anything contained in this Agreement or elsewhere to the contrary notwithstanding, to the extent that an Indemnified Person has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 4.1, or in defense of any claim, issue, or matter therein, such Indemnified Person shall be promptly indemnified by Central against expenses (including attorneys' fees, filing fees, court reporters' fees, and transcript costs) actually and reasonably incurred by such Indemnified Person in connection therewith.

          (b) The provisions of Section 1701.13(E)(5)(a) of the Corporation Law do not apply to Central. Expenses (including attorneys' fees, filing fees, court reporters' fees, and transcript costs) incurred in defending any action, suit, or proceeding referred to in Section 4.1 shall be paid by Central in advance of the final disposition of such action, suit, or proceeding to or on behalf of the Indemnified Person promptly as such expenses are incurred by the Indemnified Person, but only if such Indemnified Person shall first agree, in writing, to repay all amounts so paid in respect to any claim, issue, or other matter asserted in such action, suit, or proceeding in defense of which such Indemnified Person shall not have been successful on the merits or otherwise if it is proved by clear and convincing evidence in a court of competent jurisdiction that, in respect to any such claim, issue, or other matter, the Indemnified Person's relevant action or failure to act was occasioned by a deliberate intent to cause injury to Central or a reckless disregard for the best interests of Central, unless, and only to the extent that, the Court of Common Pleas of Franklin County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all of the circumstances, such Indemnified Person is fairly and reasonably entitled to all or part of such indemnification.

          (c) For the purposes of this Section 4, and as an example and not by way of limitation, an Indemnified Person shall be deemed to have been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Section 4.1, or in defense of any claim, issue, or other matter therein, if such action, suit, or proceeding shall be terminated as to such Indemnified Person, with or without prejudice, without the entry of a judgement or order against such Indemnified Person, without a conviction of such Indemnified Person, without the imposition of a fine upon such Indemnified Person, and without such Indemnified Person's payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against such Indemnified Person or otherwise results in a vindication of such Indemnified Person).

     4.5  Section 4 Not Exclusive.

     The indemnification provided by this Section 4 shall not be exclusive of, and shall be in addition to, any other rights to which any Indemnified Person may be entitled under the Articles of Incorporation or Code of Regulations of Central, any agreement, a vote of disinterested directors, or otherwise.

     4.6  Insurance.

     Central may purchase and maintain insurance, or furnish similar protection, including trust funds or letters of credit, for or on behalf of any Indemnified Person against any liability asserted against such Indemnified Person and incurred by such Indemnified Person, whether or not Central would have the obligation or the power to indemnify such Indemnified Person against such liability under the provisions of this Section 4. Insurance may be purchased from or maintained with a Person in which Central has a financial interest.

     4.7  Venue.

     Any action, suit, or proceeding to determine a claim for, or for repayment to Central of, indemnification under this Section 4 may be maintained by the Indemnified Person claiming such indemnification, or by Central, in the Court of Common Pleas of Franklin County, Ohio. Central and (by claiming or accepting such indemnification) each Indemnified Person consents to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Franklin County, Ohio in any such action, suit, or proceeding.

     4.8  Exculpation.

     No Indemnified Person shall be liable, in damages or otherwise, to Central for any loss that arises out of the exercise by any shareholder of Central of any of the powers of a director, officer, employee, or agent of Central by virtue of the rights granted to such shareholder under this Agreement, unless such Indemnified Person's act or omission was occasioned by an intent to cause injury to Central or by a reckless disregard for the best interests or Central.

     4.9  Persons Entitled to Indemnity.

     Any Person who is within the definition of "Indemnified Person" at the time of any action or inaction relating to the exercise by any shareholder of Central of its rights under this Agreement shall be entitled to the benefits of this
Section 4 as an "Indemnified Person" with respect thereto, regardless of whether such Person continues to be within the definition of "Indemnified Person" at the time of his or its claim for indemnification or exculpation hereunder. The benefits of this Section 4 shall inure to the benefit of the heirs, executors, and administrators of any Indemnified Person.

          SECTION 5.  AMENDMENTS AND WAIVERS; TERMINATION

     5.1  Amendments to Agreement.

     This Agreement may only be modified or amended with the consent of the holders of all the outstanding shares of Central.

     5.2  Waivers.

     The observance or performance of any term or provision of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) by the party entitled to the benefits of such term or provision, but no provision of this Agreement may be waived except by a written instrument specifically waiving such provision and executed by the party to be charged with such waiver. No delay on the part of any shareholder of Central in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any shareholder of Central of any right, power, or privilege under this Agreement operate as a waiver of any other right, power, or privilege under this Agreement, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege under this Agreement.

     5.3  Termination.

     This Agreement may be terminated only with the consent of the holders of all the outstanding shares of Central. Upon termination of this Agreement, all aspects of the internal affairs of Central and the relations of the shareholders of Central among themselves shall thereupon be governed by the Articles of Incorporation and Code of Regulations of Central as then effect.

          SECTION 6.  LEGEND; COPIES OF AGREEMENT

     6.1  Legend on Share Certificates.

     Each certificate representing shares of Central now or hereafter held by any holder thereof shall bear any legends required by applicable law and shall bear a conspicuous statement in substantially the following form:

     The issuer of the shares evidenced by the within certificate (the "Corporation") and such shares are subject to the terms and conditions contained in the Close Corporation Agreement, dated as of August 21, 1998, among the Corporation and its shareholders. A copy of the Close Corporation Agreement is on file at the principal office of the Corporation. Upon written request of any shareholder of the Corporation, the Corporation shall furnish, without charge to the shareholder, a copy of the Close Corporation Agreement.

     6.2  Copies to be Made Available.

     A copy of this Agreement shall be entered in the record of minutes of proceedings of the shareholders of Central and shall be subject to the provisions of division (C) of Section 1701.92 of the Corporation Law. A copy of this Agreement shall also be placed on file at any other office where a copy of this Agreement must be placed in accordance with applicable law.

          SECTION 7.  MISCELLANEOUS

     7.1  Captions.

     All article, section, or paragraph captions contained in this Agreement are for convenience only and shall not be deemed part of this Agreement.

     7.2  Pronouns; Singular and Plural Form.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, and neuter as the identity of the Person or Persons referred to may require, and all words shall include the singular or plural as the context or the identity of Persons may require. The words "include," "includes," and "including" are not limiting.

     7.3  Further Action.

     Each party to this Agreement agrees to execute, with acknowledgment or affidavit, if required, any documents and writings in furtherance of this Agreement.

     7.4  Agreement Binding.

     This Agreement shall be binding upon the successors and assigns of the parties.

     7.5  Equitable Remedies.

     The rights and remedies of the parties under this Agreement are not mutually exclusive. Each of the parties confirms that damages at law may not always be an adequate remedy for a breach or threatened breach of this Agreement and agrees that, in the event of a breach or threatened breach of any provision of this Agreement, the respective rights and obligations under this Agreement shall be enforceable by specific performance, injunction, or other equitable remedy.

     7.6  Severability.

     If any provision or part of any provision of this Agreement shall be invalid or unenforceable in any respect, such provision or part of any provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provision of this Agreement.

     7.7  Counterparts.

     This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

     7.8  Governing Law.

     This Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Ohio (without regard to the choice of law provisions thereof).

     7.9  No Third-Party Beneficiaries.

     This Agreement is not intended to, and shall not be construed to, create any right enforceable by any Person that is not a party to this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first written above.

                              COAXIAL COMMUNICATIONS OF CENTRAL
                                           OHIO, INC.



                              By: /s/
                              Name:
                              Title:

                              COAXIAL LLC


                              By: /s/  Barry Silverstein
                                 Barry Silverstein
                                 Its sole member

                              COAXIAL DJM LLC


                              By: /s/  Dennis McGillicuddy
                                 Dennis McGillicuddy
                                 Its sole member

                              COAXIAL DSM LLC


                              By: /s/  D. Stevens McVoy
                                 D. Stevens McVoy
                                 Its sole member